Lines of credit	12 Months Ended
Dec. 31, 2011
Long-term debt/Lines of credit [Abstract]
Lines of credit

15. Lines of credit

The Company’s available credit facilities amount to EUR 500.0 million as of December 31, 2011 and EUR 700.0 million as of December 31, 2010. The amount at December 31, 2011 consists of one EUR 500.0 million committed revolving credit facility from a group of banks that will mature in 2015. The credit facility contains a restrictive covenant that requires the Company to maintain a minimum committed capital to net total assets ratio of 40.0 percent calculated in accordance with contractually agreed definitions. As of December 31, 2011 and December 31, 2010, this ratio was 87.7 percent and 78.0 percent, respectively. Therefore, the Company was in compliance with the covenant at the end of 2011 and 2010. Outstanding amounts under this credit facility will bear interest at EURIBOR or LIBOR plus a margin that depends on the Company’s liquidity position. No amounts were outstanding under this credit facility at the end of 2011 and 2010.

The undrawn EUR 200.0 million loan facility (between the Company and the European Investment Bank) matured in 2011, as the availability period to draw the facility ended on March 31, 2011.